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                        JEFFERSON SAVINGS BANCORP, INC
           1999 EXECUTIVE AND SENIOR OFFICER'S INCENTIVE BONUS PLAN



Eligibility for Incentive Bonus Program:

     1. David McCay, COB & CEO, 60% of base salary if 100% of the EPS objective is achieved.

     2. Joe Williams, President & COO, 50% of base salary if 100% of the EPS objective is achieved.

     3. Senior Vice Presidents, Division Heads, 40% of base salary if 100% of the EPS objective is achieved.

     4. Other Senior Vice Presidents 30% of base salary if 100% of the EPS objective is achieved.

     5. Vice Presidents not receiving commissions or overrides, 20% of base salary if 100% of the EPS objective is achieved.

     6. EPS objective determined annually by the Board of Directors at the recommendation of the outside directors of the Employee Compensation and Benefits Committee

     7. All eligible Incentive Bonus participants must be employed when the annual bonus is paid

     8. Eligible participants in the Incentive Bonus Program must have completed one full year of employment to receive the maximum bonus consideration

     9. Those eligible participants, without one full year of service, that are hired between January 1/st/ and June 30/th/ are eligible for 50% of the maximum bonus consideration

     10. No consideration will be given for the payment of an incentive bonus unless, at least 90% of the EPS objective is achieved

     11. Annual Incentive Bonuses will be considered for payment after the Company's outside auditors have signed off on the Company's annual EPS

     12. EPS targets are net of all expenses including bonus accruals and are rounded to the nearest cent.
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Payment scale:

                    Total                        % of
              Achieved of Target EPS         Target Bonus
                    150%                         200%
                    140%                         160%
                    130%                         140%
                    120%                         125%
                    110%                         115%
                    100%                         100%
                     95%                          50%
                     90%                          40%